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                                                                   Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this post effective amendment No. 1 on Form S-3 to the previously filed registration statement on Form S-4 of our reports dated February 26, 1999 included in Pierce Leahy Corp.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
January 28, 2000